Land Use Rights	12 Months Ended
Dec. 31, 2019
Land use rights
Land Use Rights
Land Use Rights
8.	Land Use Rights

Land use rights represent acquired right to use the land on which the Group’s offices and warehouses are built. In 2018 and 2019, the Group obtained the land use rights in Guangzhou and Shanghai from the local authorities. Amortization of the land use right is made over the remaining term of the land use right period from the date when the land was made available for use by the Group. The land use rights are summarized as follows (in thousands):

	December 31,	December 31,
	2018	2019
	RMB	RMB
Cost	3,338,843	3,846,660
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(52,331)	(124,481)
Land use right, net	3,271,512	3,707,179

The total amortization expense for each of the years ended December 31, 2017, 2018 and 2019 amounted to approximately RMB9.2 million, RMB31.3 million and RMB72.2 million, respectively.